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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 11, 2005

                             BRIDGE CAPITAL HOLDINGS
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             (Exact name of registrant as specified in its charter)

            California                  000-50974            80-0123855
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   (State or other jurisdiction       (Commission        (I.R.S. Employer
         of incorporation)            File Number)       Identification No.)

  55 Almaden Boulevard, Suite 200 San Jose, California           95113
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        (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code (408) 423-8500

                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01    OTHER EVENTS

         On April 11, 2005, the registrant issued the press release attached hereto as Exhibit 99 and incorporated herein by reference.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 11, 2005                           Bridge Capital Holdings

                                                By: /s/ Thomas A. Sa
                                                    ----------------------------
                                                    Thomas A. Sa
                                                    Executive Vice President and
                                                    Chief Financial Officer